American Century Capital Portfolios, Inc. Prospectus Supplement AC Alternatives™ Equity Fund
Supplement dated November 13, 2015 ■ Prospectus dated May 8, 2015

The following replaces the AC Alternatives Equity reference on the front cover of the statutory prospectus.

AC Alternatives™ Equity Fund Investor Class (ALEVX) Institutional Class (ALEJX) A Class (ALEQX) C Class (ALEHX) R Class (ALEWX) R6 Class (ALEDX)

The following replaces the Annual Fund Operating Expenses and Example tables in the Fees and Expenses section on page 2 of the statutory prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	2.40%	2.20%	2.40%	2.40%	2.40%	2.05%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses[2]	2.11%	2.11%	2.11%	2.11%	2.11%	2.11%
Dividends on Short Sales[2]	1.58%	1.58%	1.58%	1.58%	1.58%	1.58%
Broker Fees and Charges on Short Sales[2]	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Other[2]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	4.53%	4.33%	4.78%	5.53%	5.03%	4.18%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

	1 year	3 years
Investor Class	$456	$1,371
Institutional Class	$436	$1,315
A Class	$1,028	$1,934
C Class	$554	$1,650
R Class	$505	$1,512
R6 Class	$421	$1,272

The following replaces the investment strategy and underlying subadvisor table in the Principal Investment Strategies section on page 4 of the statutory prospectus.

Investment Strategy	Underlying Subadvisor
Long/Short Equity	Passport Capital, LLC
Long/Short Equity	Sirios Capital Management, L.P.
Long/Short Equity	Three Bridges Capital, LP
Overlay and Trading Strategies	PWP

Three Bridges Capital, LP is added to the Underlying Subadvisors (Security Selection) section on page 6 of the statutory prospectus.

The following replaces the investment strategy and underlying subadvisor table in the Objectives, Strategies and Risks section on page 9 of the statutory prospectus.

Investment Strategy	Underlying Subadvisor
Long/Short Equity	Passport Capital, LLC
Long/Short Equity	Sirios Capital Management, L.P.
Long/Short Equity	Three Bridges Capital, LP
Overlay and Trading Strategies	PWP

The following is inserted as the last paragraph of the Subadvisors section on page 13 of the statutory prospectus.

Three Bridges Capital, LP (Three Bridges) is located at 810 Seventh Avenue, 32nd Floor, New York, NY 1009.  Three Bridges is an independent, specialist investment management firm focused on European equities founded in 2011 by Gene Salamon, the firm’s Managing Partner and Portfolio Manager.  Three Bridges seeks to generate competitive returns in rising markets and preserve capital in falling markets in an effort to realize strong, risk-adjusted returns over a market cycle. The firm invests in large/mid-cap European equities and seeks to generate performance principally from fundamentally-driven stock selection.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-87623 1511